Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT

AND LIMITED WAIVER

THIS AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT AND LIMITED WAIVER (this “Amendment”), dated effective as of May 6, 2009 (the “Amendment Effective Date”), is between GMX Resources Inc., an Oklahoma corporation (the “Company”), and the noteholder listed on the signature page hereto (the “Noteholder”).

R E C I T A L S:

A. The Company and the Noteholder entered into a Note Purchase Agreement dated as of July 31, 2007, as amended by that certain Amendment No. 1 to Note Purchase Agreement and Limited Consent dated February 11, 2008, Amendment No. 2 to Note Purchase Agreement dated June 12, 2008 and Amendment No. 3 to Note Purchase Agreement and Limited Waiver dated as of February 27, 2009 (as so amended, the “Note Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Note Agreement.

B. Reference is made to the Subordinated Guaranty Agreement (the “Guaranty Agreement”) dated as of July 31, 2007, entered into by Endeavor Pipeline Inc., an Oklahoma corporation (“Endeavor”), and Diamond Blue Drilling Co., an Oklahoma corporation (together with Endeavor, the “Subsidiary Guarantors”).

C. The Company has informed the Noteholder that an Event of Default under the Note Agreement has occurred and is continuing under paragraph 6A(4) of the Note Agreement due to the Company’s failure to maintain the minimum Consolidated Tangible Net Worth financial covenant for the fiscal quarter ended March 31, 2009 (the “Subject Default”).

D. The Company has requested that the Noteholder waive the Subject Default, amend the Consolidated Tangible Net Worth financial covenant, and amend paragraph 10C of the Note Agreement, and the Noteholder is willing to agree to provide such waiver and enter into such amendments, upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto hereby agree as follows:

Section 1. AMENDMENTS TO NOTE AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained, the Company and the Noteholder hereby agree to amend the Note Agreement as set forth below:

(a) Amendment to Paragraph 6A(4). Effective as of April 1, 2009, paragraph 6A(4) of the Agreement is hereby amended in its entirety to read as follows:

6A(4). Tangible Net Worth. The Company will not permit, at any time, Consolidated Tangible Net Worth to be less than $115,000,000 plus the sum of (i) 50% of positive Net Income in each fiscal quarter commencing with the fiscal quarter ending June 30, 2009, and (ii) 100% of the Net Cash Proceeds from the issuance and sale of Equity Interests by the Company after December 31, 2008. For purposes of this covenant, the non-cash effects, if any, of Swaps pursuant to Financial Accounting Standards Board Rule No. 133 (Accounting for Derivative Instruments and Hedging Activities) will not be included.

(b) Amendment of Paragraph 10C. Paragraph 10C of the Note Agreement is hereby amended by inserting the following sentence at the end of such paragraph:

For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 2. LIMITED WAIVER. The Company hereby acknowledges that the Subject Default has occurred and is continuing. Subject to the terms and conditions set forth herein, and in reliance upon representations and warranties of the Company set forth herein, the Noteholder hereby waives the Subject Default. The foregoing waiver shall be limited precisely as written and shall relate solely to the Note Agreement in the manner and to the extent described herein, and nothing in this Amendment shall be deemed (a) to constitute a waiver of compliance by the Company with respect to (i) paragraph 6A(4) of the Note Agreement in any other instance or respect or (ii) any other term, provision or condition of the Note Agreement or any other Note Document, or (b) to prejudice any right or remedy that the Noteholder may now have (after giving effect to the foregoing waiver) or may have in the future under or in connection with the Note Agreement or any other Note Document.

Section 3. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the amendment to the Note Agreement contained herein shall become effective upon the satisfaction of each of the following conditions:

(a) Execution and Delivery of this Amendment. The Noteholder shall have received a copy of this Amendment executed and delivered by the Company and the Subsidiary Guarantors.

(b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Noteholder to enter into this Amendment and to agree to the amendments contained herein, the Company represents and warrants to the Noteholder as follows:

(a) No Other Default. Other than the Subject Default, no Default or Event of Default exists under any of the Note Documents. As of the date hereof, the Company is not in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of the Company. The execution, delivery and performance of this Amendment shall not result in any default under any contractual obligation of the Company in any respect.

(b) Binding Effect. This Amendment, the Note Agreement as amended hereby, and the other Note Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 5. MISCELLANEOUS.

(a) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, the parties hereto. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

(c) Affirmation of Obligations. Notwithstanding that such consent is not required under the Guaranty Agreement, or any of the other Note Documents to which it is a party, each of the Subsidiary Guarantors consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the undersigned to amend the Note Agreement as set forth herein, each of the Subsidiary Guarantors (i) acknowledges and confirms the continuing existence, validity and effectiveness of the Guaranty Agreement and each of the other Note Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(d) Note Document. This Amendment is a Note Document and all of the provisions of the Note Agreement which apply to Note Documents apply hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

GMX RESOURCES INC.

By:	/s/ James A. Merrill
James A. Merrill
Chief Financial Officer and Treasurer

Signature Page to Amendment No. 4 to Note Purchase Agreement

The foregoing is hereby

agreed to as of the

date thereof.

NOTEHOLDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Timothy M. Laczkowski
Vice President

Signature Page to Amendment No. 4 to Note Purchase Agreement

Agreed to and acknowledged by the undersigned for the purposes set forth in Section 4(c):

SUBSIDIARY GUARANTORS:

ENDEAVOR PIPELINE INC.

By:	/s/ James A. Merrill
James A. Merrill
Chief Financial Officer and Treasurer

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Hart
Richard Hart
President

Signature Page to Amendment No. 4 to Note Purchase Agreement